EXHIBIT 32.2

Certification Pursuant to
18 U.S.C. Section 1350
As Adopted Pursuant to
Section 906 of Sarbanes-Oxley Act of 2002

I, Christopher M. Rasmussen, Chief Financial Officer (Principal Accounting Officer), certify that this quarterly report on Form 10-Q for the quarterly period ended March 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained herein fairly presents, in all material respects, the financial condition and results of operations of Gateway Energy Corporation and its subsidiaries for the periods presented.

Date:  May 17, 2010                                                                                                                                                                             /s/ Christopher M. Rasmussen
                                                                                                                     Christopher M. Rasmussen
                                                                                                                     Chief Financial Officer
                                                                                                                     (Principal Accounting Officer)